UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2003

TRIDENT MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

0-20784
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0156584 (I.R.S. Employer Identification No.)

1090 E. Arques Avenue
Sunnyvale, California 94085
(Address of principal executive offices, with zip code)

(408) 991-8800
(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

     On June 12, 2003, Trident Microsystems, Inc. (the “Company”) issued a press release announcing a restructuring of its operations. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     In connection with the press release, the Company also held a conference call on June 12, 2003. During the conference call, the Company indicated that it expects to account for the XGI stock received by the Company for its graphics division at cost on the Company’s balance sheet and, upon receipt of such stock, the Company does not expect a profit and loss impact on its financial statements from the XGI stock.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description

99.1	Press Release issued by Trident Microsystems, Inc., dated June 12, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2003

TRIDENT MICROSYSTEMS, INC.

/s/ Frank Lin

Frank C. Lin
President, Chief Executive Officer
and Chairman of the Board
(Principal Executive Officer)

/s/ Peter Jen

Peter Jen
Senior Vice President, Asia Operations and Chief
Accounting Officer (Principal Financial and
Accounting Officer)